                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):    December 28, 1998
                                                         --------------------




                       Toyota Auto Lease Trust 1998-B
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                   333-57109                     33-0755530
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




          c/o Toyota Leasing, Inc.
         19001 South Western Avenue
            Torrance, California                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------


                          Exhibit Index is on Page 2

Item 5.  Other Events
         ------------


On December 28, 1998, interest collected during the preceding calendar month as provided for in the 1998-B Securitization Trust Agreement dated as of September 1, 1998 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1998-B SUBI Supplement to the Amended and Restated Trust and Servicing Agreement, dated September 1, 1998, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1998-B (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of November 1998 is filed as Exhibit 20 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

             20               Servicer's Certificate for the month of
                              November, 1998.

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TOYOTA AUTO LEASE TRUST 1998-B

                            BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  January 8, 1999    By:               /S/ GREGORY B. WILLIS
       ---------------           --------------------------------------------
                                                Gregory B. Willis
                                  Vice President-Finance and Administration
                                        (Principal Accounting Officer)































                                      -3-